                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) June 19, 1998
                                                         -------------


                       Precept Business Services, Inc.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Texas                     000-23735                  75-2487353
----------------------------       ------------            -------------------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)


        1909 Woodall Rogers Freeway, Suite 500, Dallas, Texas    75201
      ------------------------------------------------------------------
      (Address of principal executive officers)               (Zip Code)



     Registrant's telephone number, including area code    214-754-6000
                                                        -----------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

  On June 19, 1998 Precept Business Services, Inc., a Texas corporation (the "Company"), through a wholly owned subsidiary, acquired all of the issued and outstanding stock of MBF Corporation, a Louisiana corporation ("MBF"), pursuant to that certain Stock Purchase Agreement dated as of June 13, 1998 by and among the Company, Precept Business Products, Inc. a Delaware corporation and a wholly owned subsidiary of the Company, MBF and J.D. Greco, the President and sole stockholder of MBF. Louisiana-based MBF is a single source distributor of printed products, distribution services and information solutions.

  To the best knowledge of the Company, at the time of the acquisition of MBF there was no material relationship between (i) MBF on the one hand and (ii) the Company, or any of its affiliates, its shareholders, any director or officer of the Company, or any associate of such director or officer on the other.

  The aggregate consideration paid by the Company as a result of the acquisition of MBF was $10,570,111 payable by the issuance of 3,796,735 shares of the Company's Class A Common Stock, par value $.01. The consideration for the acquisition was determined by arms-length negotiations between the parties to the Stock Purchase Agreement.












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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)  Pro forma financial information

         The pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed by amendment to this initial report on Form 8-K on or before September 8, 1998.


(c)  Exhibits

     Exhibit No.   Description
     2.1           Stock Purchase Agreement by and among Precept Business
                   Products, Inc., Precept Business Services, Inc., MBF
                   Corporation and J.D. Greco. (1).

     99.1          Press Release issued by Precept Business Services, Inc.
                   dated June 22, 1998 (1).

----------------------
     (1)  Filed herewith
















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

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               PRECEPT BUSINESS SERVICES, INC.



Date: July 6, 1998             By: /s/ David L. Neely
                                   ------------------------------------
                                   David L. Neely
                                   Chairman and CEO














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

                               INDEX TO EXHIBITS



 Exhibit
 Number         Description of Exhibit
 ------         ----------------------
 2.1            Stock Purchase Agreement by and among Precept Business
                Products, Inc., Precept Business Services, Inc., MBF
                Corporation and J.D. Greco. (1).

 99.2           Press Release issued by Precept Business Services, Inc. dated
                June 22, 1998 (1).

-----------------
 (1)  Filed herewith


















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